         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                February 22, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)

                            ORION TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                               1800 Diagonal Road
                                    Suite 500
                           Alexandria, Virginia 22314
               (Address of principal executive offices (zip code))

                                 (703) 299-0500
                              (703) 299-6074 (fax)
              (Registrant's telephone number, including area code)

                             Hancock Holdings, Inc.
                             39 Broadway, Suite 2250
                            New York, New York 10006
                        (Former Name and Former Address)

                Nevada                                                                           88-0369588
(State or other jurisdiction of incorporation)      (Commission File Number)        (IRS Employer Identification No.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

(a) Pursuant to a Share Exchange Agreement (the "Agreement") dated February 22, 2000, Orion Technologies, Inc., a Nevada corporation ("Orion" or the "Company"), acquired all of the issued and outstanding capital stock of Hancock Holdings, Inc. ("Hancock") from the shareholders of Hancock in a pro rata exchange for an aggregate of 150,000 shares of Orion's common stock, par value $0.001 per share (the "Share Exchange"). There were seven shareholders of Hancock immediately prior to the Share Exchange. They were MHE Projix LLC, a Florida limited liability company, Mark Elenowitz, Louis Taubman, David Simonetti, Thomas Bostic Smith, William Quigley, Jr., and Barry Labell, who held 5,000,000 shares of Hancock common stock in the aggregate. As a result of the Share Exchange, 100% of the outstanding capital stock of Hancock is owned by Orion and Hancock became a wholly-owned subsidiary of Orion. Prior to the Share Exchange, Orion had 2,216,935 shares of common stock issued and outstanding. Following the Share Exchange, Orion had 2,366,935 shares of common stock issued and outstanding. A copy of the Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

            Upon effectiveness of the Share Exchange, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Orion became the successor issuer to Hancock for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective February 22, 2000.

(b) The following table contains information regarding the shareholdings of the Company's current directors and executive officers and those persons or entities who beneficially own more than 5% of the Company's common stock:

                                             AMOUNT OF COMMON STOCK        PERCENT OF COMMON STOCK
                                               BENEFICIALLY OWNED            BENEFICIALLY OWNED(1)

Directors and Officers
----------------------

A. Frans Heideman                                   75,807(2)                      3.20%
Klaus Maedje                                        12,500                         < 1%

All current directors and officers
as a group four persons)                            88,307                         3.73%

5% or More Stockholders
-----------------------

First Capital Invest Corp.                         307,058(3)                     12.97%
      P.O. Box 2071
      Muhlebachstrasse 54
      CH8032
      Switzerland
Maximum Investments Ltd.                           397,222                        16.78%
      c/o Dr. Marco Stoffel & Partner
      Dolderstrasse 16
      CH-8034
      Switzerland
MHE Projix, LLC                                    147,500(4)                      6.02%
      516 NE 9th Avenue
      Ft. Lauderdale, FL  33301-1218

-------------
(1)   Based on 2,366,935 shares issued and outstanding after the Share Exchange.
(2) These shares are held in the name of NewDominion Capital Group, Inc., a company controlled by Mr. Heideman.
(3) The Company is obligated to issue approximately 50,000 additional shares to First Capital Invest Corp. in conversion of certain indebtedness of the Company to First Capital Invest Corp.
(4) MHE Projix LLC is owned, directly or indirectly, by Mark Elenowitz, Louis Taubman, David Simonetti and Thomas Smith Bostic. These individuals own in the aggregate an additional 6,750 shares of Orion common stock which shares were received in the Share Exchange.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

         (a) The consideration provided by the parties pursuant to the Agreement was negotiated between Orion and the former Hancock shareholders. In evaluating the Share Exchange transaction, the former Hancock shareholders used criteria such as the value of the assets of Orion, Orion's ability to compete in its markets, the current and anticipated business operations of Orion. Orion considered the value of Hancock's status as a publicly reporting shell company and its ability to succeed to the reporting status of Hancock.

                                    BUSINESS

The Company - Background

         Orion Technologies, Inc. is an international holding company concentrating on Internet and telecommunications-based technologies and services for e-commerce and business-to-business markets.

         The Company was incorporated in Nevada as Geoasia Enterprises, Ltd. on July 17, 1996. On September 8, 1997, the Company acquired its current corporate name through a merger with Orion Technologies, Inc., a company engaged in the electronic commerce network business through its wholly-owned operating subsidiary, Orion Technologies (Canada), Inc. ("Orion Canada"). Prior to this merger, the Company did not engage in any business other than the investigation of various business opportunities. In order to stem the losses experienced by the Company in connection with the operation of Orion Canada, on June 15, 1999, the Company divested Orion Canada through the sale of 100% of Orion Canada's capital stock to members of Orion Canada's management in exchange for 5,000,000 shares of preferred stock of a new company formed to purchase Orion Canada which shares have a par value of $5,000,000, the agreement of the Orion Canada management to surrender certain shares of the Company for cancellation and the agreement of the new company to assume the operating liabilities of Orion Canada.

Electronic Commerce and EFT/POS Business

         Prior to the divestiture of Orion Canada, the Company determined to pursue a business plan of providing electronic commerce and electronic financial services in international markets by acquiring established companies in that market place. In July 1999, the Company acquired two German companies, EZ Electronic Payment Systems (EZ Elektronische Zahlungssysteme GmbH) ("EZ") and EPS Electronic Processing (EPS Elektronische Processing Systems GmbH) ("EPS"). EZ and EPS are engaged in the electronic funds transfer at point of sales (EFT/POS) transaction processing business. Since the acquisition, management has determined that it is in the best interest of the companies to subcontract the transaction processing operations out to two German financial institutions in the name of EZ. Therefore, EPS has ceased operations.

         EZ rents multi-functional, electronic card processing terminals to its customers and charges a fixed monthly fee plus a fee for each transaction. EZ has over 340 customers ranging from small retail stores and local governments to large retail organizations, including Otto Stores which is the largest retail catalogue store chain in the world. EZ has a strategic alliance with Trintech Limited, a manufacturer of electronic card reading machines, to acquire up to 3,500 terminals for placement at retail outlets of EZ's customers in Germany. EZ and Trintech have jointly developed a unique turnkey package for the delivery of electronic card processing terminals to new customers. This package is delivered to the customer and after connection to an electrical outlet and a telephone outlet, allows the customer to become immediately ready to process credit card transactions without any additional action by EZ or its personnel. Trintech also provides EZ with technical support and other services for its EFT/POS business.

         The potential market for EFT/POS in Germany is substantial as there are over 49 million Eurocheque ("EC") cardholders, as well as over 15 million bank clients carrying debit cards in Germany. In addition, EZ terminals will accept credit cards, bank customer cards (ATM), chip cards (cash cards), and private label cards. In Germany, only eight percent of all merchants currently utilize any electronic point-of-sale equipment. Management believes that the Company can provide both the equipment and the processing systems to capture a significant portion of this market in a relatively short time span. The marketing of EZ products and services are done by direct mail advertising, banks and referrals.

         EZ has formed a subsidiary in Warsaw, Poland known as EZ Elektroniczne Systemy Platinicze S. A. ("EZ Poland"). EZ's strategic partner, a large Polish investment fund, holds a minority interest in EZ Poland. EZ Poland will deploy electronic point of sale terminals in retail locations for the processing of credit and debit card transactions. In addition, EZ Poland is seeking to develop strategic alliances with Internet and telecommunications service providers. Management believes that it will commence doing business in Poland in the near future.

         In January 2000, the Company entered into a non-binding letter of intent to acquire a company in the business of providing security verification to point of sale transactions. The target company manufactures and sells patented products that enhance the capabilities of POS equipment to provide evidence of theft. The market and customer base of the target is similar to that of EZ. Although this acquisition is still in the due diligence stage, the Company believes that this target, if acquired, will provide a value added service to the electronic funds commerce/point of sale business of the company and allow the Company to capitalize on marketing synergies between the companies.

Telecommunications Business

         In late 1999, the Company determined to modify its business plan to include the development of a vertically integrated telecommunications company providing facilities based, bundled wireless, satellite and terrestrial products and services for voice, data and video transmission. The Company assembled a team of experienced telecommunications executives to develop this business and incorporated a subsidiary in Delaware, Globalinx Corporation, in order to implement this aspect of its business plan. Globalinx began providing telecommunications services to customers in February 2000.

         Globalinx's strategy is to provide service in diverse areas worldwide with existing, profitable business partners who know the telecommunications industry in their region. Management intends to expand market share and service offerings through mergers, acquisitions and strategic alliances.

         Globalinx intends to market its services through a broad network of professional reseller, distributors and agents. Globalinx is seeking to form affiliations with other companies who will manage sales channels worldwide. Through these strategic relationships, management is seeking to position Globalinx to expand market share and deploy region-specific services as they become available. Globalinx's target customer is a small or medium commercial business, generating average revenue of $500 (US) per month, a customer segment management believes is underserved by the current telecommunications service providers.

         In January 2000, the Company signed an agreement with QWEST Communications to provide a comprehensive suite of wholesale telecommunications services to be offered by Globalinx to its customers. These services include "switched services", data services, unified messaging services and value-added services, satellite and wireless services. Switched services are comprised of inter- and intrastate U.S. long distance service, international long distance, U.S. local telephone service, operator-assisted calling, U.S. and international toll-free calling, global calling cards and prepaid calling cards. Data services include point-to-point, frame relay, ATM and ISP (Internet Service Provider) services. Unified messages and value-added services include one number "follow-me" service through a personal toll-free number, voice, fax and e-mail notification, unassisted conference and three-way calling, integrated e-mail and account management through Internet enabling. Additional services available under the QWEST agreement include operator assisted conference service and multi-lingual customer services.

         Globalinx has engaged Best Web USA, Inc. as its national marketing and sales agent for telecommunications services. Best Web, based in Garden City, New York, operates under the brand name of BestwebUSA.com, and markets Internet and telecommunications services to business customers. Their marketing network will sell the bundled telecommunications services of Globalinx nationally to businesses.

         The Company has also completed negotiations with a billing company to provide backoffice billing services to Globalinx customers. In addition, the Company is in negotiations with local phone companies for access to local service. In January, 2000, the Company entered into a non-binding letter of intent to acquire a company that holds nationwide licenses to provide international long-distance telephone service. Additional acquisitions in the telecommunications arena are currently being pursued to broaden the services and secure customer bases.

Business Expansion

         In order to implement the Company's business plan, the Company seeks to acquire companies in the EFT/POS, e-commerce and telecommunications marketplace through merger, acquisition and strategic alliance. Orion is in serious discussions with three other strategic acquisition prospects in these industries. The Company has not restricted the type of companies it may acquire. The Company may acquire a business that only recently commenced operations, or a developing company in need of additional funds to expand into new products or markets, or an established business that may be experiencing financial or operating difficulties and needs additional capital which is perceived to be easier to raise by a public company. In some instances, a business opportunity may involve acquiring or merging with a corporation which does not need substantial additional cash but which desires to establish a public trading market for its common stock. The Company may purchase assets and establish wholly-owned subsidiaries in various businesses or purchase existing businesses as subsidiaries.

         Because business opportunities may occur in many different industries and at various stages of development, the task of comparative investigation and analysis of such business opportunities will be extremely difficult and complex. The Company will also incur significant legal and accounting costs in connection with the acquisition of a business opportunity, including the legal fees for preparing acquisition documentation, due diligence investigation costs and the costs of preparing reports and filings with the Securities and Exchange Commission.

         The Company will seek potential business opportunities from all known sources, but will rely principally on personal contacts of its officers and directors as well as indirect associations between them and other business and professional people. From time to time, the Company may engage the services of consultants and or other outside professionals for their assistance in locating and evaluating appropriate business opportunities.

         The Company requires significant additional funding in order to accomplish its business plan.

                                   COMPETITION

         The Company will face extreme competition both in the identification and acquisition of appropriate target businesses and in the operation of any businesses acquired. There are many established management and financial consulting companies and venture capital firms which have significantly greater financial and personal resources, technical expertise and experience than the Company. In view of the Company's limited financial resources and management availability, the Company will continue to be at significant competitive disadvantage vis-a-vis the Company's competitors.

         Although EZ does some marketing through banks, In some areas the banks themselves offer POS equipment at very competitive rates. There are many re-sellers of telecommunications products that may compete with some of Globalinx's products and services. Venture capital firms are aggressively pursuing telecommunications companies and may be in a better position to acquire an interest in companies that Orion is pursuing.

                                    EMPLOYEES

         The Company has 6 employees operating the EFT/POS business, 5 of whom are located in the Frankfort area of Germany and 1 of whom is located in Warsaw, Poland. Globalinx has engaged the services of three consultants who are working full time for the company. The Company relies heavily on its current officers and directors in operating its businesses including the Company's executive officer resident in Alexandria, Virginia. These officers and directors will devote as much time as the Board of Directors determines is necessary to carry out the affairs of the Company.

                             TRADEMARKS AND PATENTS

         The Company has no patents or trademarks and has not applied for any patents or trademarks.

                                    PROPERTY

         The Company's principal executive offices are located at 1800 Diagonal Road, Suite 500, Alexandria, Virginia 22314. The Company subleases these corporate offices under a verbal lease agreement with NewDominion Capital Group Inc. The Company leases office space and parking spaces in Sprendlingen/Dreieich, Germany for EZ. The Company shares a small office space in Warsaw, Poland for its operations there.

                                   LITIGATION

         There is no outstanding material litigation in which the Company is involved and the Company is unaware of any pending actions or claims against it.

                            DESCRIPTION OF SECURITIES

         The Company has an authorized capitalization of 100,000,000 shares of common stock, $.001 par value per share ("Common Stock") and 2,500,000 authorized shares of preferred stock with no par value. The Company's Articles of Incorporation authorize the Company's Board of Directors to direct the issuance of shares of preferred stock in one or more series from time to time and to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions of each series of preferred stock. These may include voting rights, dividend rates and whether dividends are cumulative, terms and conditions of redemption or conversion, and rights upon liquidation.

Common Stock

         Following the Share Exchange, there were 2,366,935 shares of the Company's Common Stock issued and outstanding. The holders of the Company's common stock are entitled to one non-cumulative vote for each share held of record on all matters submitted to a vote of shareholders. Subject to preferences that may be applicable to outstanding shares of preferred stock, if any, the holders of common stock are entitled to receive ratably any dividends that are declared by the Company's Board of Directors out of funds legally available therefor and are entitled to share ratably in all of the assets of the Company available for distribution to holders of Common Stock upon liquidation dissolution or winding up of the affairs of the Company. Holders of Company's Common Stock have no preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights applicable thereto.

Preferred Stock

         Following the Share Exchange, there were approximately 290,000 shares of the Company's Series A Preferred Stock issued and outstanding at a face price of $0.50 per share. The Series A Preferred Stock is entitled to receive a dividend of 8% per annum of the face price which dividends began accruing on January 1, 1998 and are payable each year if surplus or net profits are available therefor and if such funds are not available, the dividend accumulates from year to year. The Series A Preferred Stock has no voting rights and is not transferable by the holder. The Series A Preferred Stock may be redeemed by the Company at any time for the purchase price plus any accrued unpaid dividends provided that the Company has offered to exchange each share of Series A Preferred Stock for 1.05 shares of the Company's Common Stock and warrants to purchase additional shares of the Company's Common Stock and a registration statement registering the issuance of such common shares and warrants is in effect.

         The Board of Directors, without shareholder approval, may issue preferred stock with voting and conversion rights that could materially and adversely affect the voting power of the holders of Common Stock. The issuance of preferred stock could also decrease the amount of earnings and assets available for distribution to holders of Common Stock. In addition, the issuance of preferred stock may have the effect of delaying or preventing a change of control of the Company. At present, the Company has no plans to issue any shares of preferred stock.

Transfer Agent

         The transfer agent for the Company's Common Stock is American Securities Transfer & Trust, Inc., 12039 West Alameda Parkway, Suite Z2, Lakewood, Colorado 80228. The Company serves as its own transfer agent and registrar for its Series A preferred stock.

                          MARKET FOR ORION'S SECURITIES

         The Company's Common Stock is traded on the OTC Bulletin Board, a service provided by the Nasdaq Stock Market Inc., under the symbol, "ORTG". The Nasdaq Stock Market has implemented a change in its rules requiring all companies trading securities on the OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934. The Company was required to become a reporting company by the close of business on February 24, 2000. Orion acquired all the outstanding shares of Hancock to become successor issuer to it pursuant to Rule 12g-3 in order to comply with the reporting company requirements implemented by the Nasdaq Stock Market.

         The following table sets forth for the periods indicated the high and low bid prices for the common stock as reported each quarterly period within the last two fiscal years on the OTC Bulletin Board. The prices have been adjusted to reflect the 20-to-1 reverse split of the Company's common stock effected in July 1999. The prices are inter-dealer prices, do not include retail mark up, mark down or commission and may not necessarily represent actual transactions.

   Quarter Ended       Open Price    High Price    Low Price    Closing Price

March, 1998               140          158.74         60             105

June, 1998                105            160          80            81.26

September, 1998          81.26          96.26         30             40

December, 1998             40           44.36         15             15

March, 1999                15            18          4.38           4.38

June, 1999                4.38          11.26        3.12            3.8

September, 1999           3.8            3.5          1.5            1.5

December, 1999            1.5            3.5         1.19            3.5

February 18, 2000         3.5           3.75         2.38           3.63

         During the last two years, no dividends have been paid on the Company's stock and the Company does not anticipate paying any cash dividends in the foreseeable future. Although it is the Company's intention to utilize all available funds for the development of the Company's business, no restrictions are in place which would limit or restrict the ability of the Company to pay dividends.


                                   MANAGEMENT

Information as to the directors and officers of the Company is as follow:

Name                               Position
----                               --------

A Frans Heideman                   President, Secretary and Director
Jan Bout                           Director
Klaus Maedje                       Director

A. Frans Heideman. Mr. Heideman was elected to the Company's Board of Directors in August 1997 and became the President and Secretary of the Company in February 1999. He has had a career in international investment banking, trade and management. In 1993, Mr. Heideman formed NewDominion Capital Group, Inc., a merchant banking and investment banking services company, and has served as NewDominon's president since its inception. Mr. Heideman currently serves on the board of a number of publicly traded portfolio companies including US Digital Communications, Inc. and Pyrocap International, Inc.

Jan A.J. Bout. Mr. Bout was elected to the Company's Board of Directors in July 1999. From 1993 to the present, Mr.. Bout has been the Managing Director of Trust International Luxembourg S.A., a company offering full service trust operations and tax and legal advice in implementing and managing corporate structures for clients. From 1989 to 1993 Mr. Bout established and was Managing Director of the Luxembourg Trust operations for ABN-AMBRO Bank of Holland. Mr. Bout is also a solicitor and used to practice in Sydney, Australia were he practiced in the areas of commercial, corporate, finance, securities, mergers and acquisitions, and taxation law.

Dipl. Kfm. Stb. Klaus Maedje. Mr. Maedje was elected to the Company's Board of Directors in July 1999 in connection with the Company's acquisition of EZ and EPS. From 1988 to the present Mr. Maedje has been a principal in his own firm that specializes in providing tax and business advice along with performing audits for business client companies in Luxembourg. Mr. Maedje received his degree in business administration from the University of Cologne.


                             EXECUTIVE COMPENSATION

         None of the Company's officers and/or directors currently receive any compensation for their services rendered to the Company, nor have they received such compensation since the divestiture of Orion Canada as described above.

         No retirement, pension, profit sharing, stock option, or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.


                              RELATED TRANSACTIONS

Transactions with Management and Related Transactions

         The Company has a verbal Agreement with the NewDominion Capital Group, Inc., a company in which A. Frans Heideman is a controlling shareholder, for the provision of office support, management and consulting services and other business related services. The Company has the use of a limited amount of office and records storage space provided by New Dominion and reimburses New Dominion for its own charges for long distance telephone calls and other miscellaneous secretarial, photocopying, and similar expenses. The Company has made periodic payments to New Dominion under this verbal agreement as funds have been available.

         Orion and MHE Projix, LLC ("MHE"), the former majority shareholder of Hancock Holdings, Inc., the predecessor filer to Orion, entered into a service agreement on February 17, 2000. Under the terms of this agreement MHE agreed to
(i) assist Orion in locating a reporting company for possible acquisition by Orion; (ii) provide advice to Orion regarding the acquisition of such company by Orion; (iii) assist Orion in maintaining its listing on the OTCBB and (iv) assist Orion with the preparation and filing of this Form 8-K with the Commission. In consideration for the foregoing services, MHE will receive a consulting fee of $110,000. As a result of the Share Exchange, MHE is a shareholder of Orion.

Indebtedness of Management

         No member of the management, officers, or directors is or has been indebted to the Company. No director or officer is personally liable for the repayment of amounts by any financing received by the Company.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The Company maintains insurance against all liability incurred by its officers and directors in defense of any actions to which they may be made parties by reason of their positions as officers and directors.

         Nevada law authorizes a Nevada corporation to indemnify its officers and directors against claims or liablities arising out of such person's conduct as officers or directors if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Company. The Articles of Incorporation provide for indemnification of the directors of the Company. In addition, the Bylaws of the Company provide for indemnification of the directors, officers, employees or agents of the Company. In general, these provision provide for indemnification in instances when such persons acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Company.

                                  RISK FACTORS

The Company's business is subject to numerous risk factors, including the following:

LIMITED OPERATING HISTORY AND MINIMAL ASSETS. The Company has a limited history and has received limited revenues or earnings from operations. The Company has limited significant assets and limited financial resources. The Company will, in all likelihood, sustain operating expenses without corresponding revenues, at least until it completes a business combination. This may result in the Company incurring a net operating loss which will increase continuously until the Company completes a business combination with a profitable business opportunity. There is no assurance that the Company will identify a business opportunity or complete a business combination.

SPECULATIVE NATURE OF COMPANY'S PROPOSED OPERATIONS. The success of the Company's proposed plan of operation will depend to a great extent on the operations, financial condition, and management of identified business opportunities. While management intends to seek business combinations with entities having established operating histories, it cannot assure that the Company will successfully locate candidates meeting such criteria. In the event the Company completes a business combination, the success of the Company's operations may be dependent upon management of the successor firm or venture partner firm together with numerous other factors beyond the Company's control.

SCARCITY OF AND COMPETITION FOR BUSINESS OPPORTUNITIES AND COMBINATIONS. The Company is, and will continue to be, an insignificant participant in the business of seeking mergers and joint ventures with, and acquisitions of small private entities. A large number of established and well financed entities, including venture capital firms, are active in mergers and acquisitions of companies which may also be desirable target candidates for the Company. Nearly all such entities have significantly greater financial resources, technical expertise, and managerial capabilities than the Company. The Company is, consequently, at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. Moreover, the Company will also compete with numerous other small public companies in seeking merger or acquisition candidates.

NO AGREEMENT FOR BUSINESS COMBINATION OR OTHER TRANSACTION - NO STANDARDS FOR BUSINESS COMBINATION. There can be no assurance the Company will successfully identify and evaluate suitable business opportunities or conclude a business combination. The Company has been in the developmental stage since it sold all of its operating assets (see above) and has limited operations to date. There is no assurance the Company will be able to negotiate a business combination on terms favorable to the Company. The Company has not established a specific length of operating history or a specified level of earnings, assets, net worth or other criteria which it will require a target business opportunity to have achieved, and without which the Company would not consider a business combination in any form with such business opportunity. Accordingly, the Company may enter into a business combination with a business opportunity having no significant operating history, losses, limited or no potential for earnings, limited assets, negative net worth, or other negative characteristics.

CONTINUED MANAGEMENT CONTROL, LIMITED TIME AVAILABILITY. While seeking a business combination, management anticipates devoting substantial time to the business of the Company. The Company's officers have not entered into written employment agreements with the Company and are not expected to do so in the foreseeable future. The Company has not obtained key man life insurance on its officers or directors. Notwithstanding the combined limited experience and time commitment of management, loss of the services of any of these individuals would adversely affect development of the Company's business and its likelihood of continuing operations.

CONFLICTS OF INTEREST - GENERAL. The Company's officers and directors participate in other business ventures which compete directly with the Company. Additional conflicts of interest and non "arms-length" transactions may also arise in the event the Company's officers or directors are involved in the management of any firm with which the Company transacts business.

LACK OF DIVERSIFICATION. In all likelihood, the Company's proposed operations, even if successful, will result in a business combination with only a limited number of entities. Consequently, the resulting activities may be limited to those entities businesses. The Company's inability to diversify its activities into a number of areas may subject the Company to economic fluctuations within a particular business or industry, thereby increasing the risks associated with the Company's operations.

REGULATION. As a telecommunications company, the Company will be subject to regulation under the Federal Communications Commissions and the rules and regulations of local Public Utility Commissions.

PROBABLE CHANGE IN CONTROL AND MANAGEMENT. A business combination involving the issuance of the Company's common stock may result in shareholders of a private company obtaining a controlling interest in the Company. Any such business combination may require management of the Company to sell or transfer all or a portion of the Company's common stock held by them, or resign as members of the Board of Directors of the Company. The resulting change in control of the Company could result in removal of one or more present officers and directors of the Company and a corresponding reduction in or elimination of their participation in the future affairs of the Company.

REDUCTION OF PERCENTAGE SHARE OWNERSHIP FOLLOWING BUSINESS COMBINATION. The Company's primary plan of operation is based upon a series of business combinations with private or small public concerns which, in all likelihood, would result in the Company issuing securities to shareholders of such private or small public companies. Issuing previously authorized and unissued common stock of the Company will reduce the percentage of shares owned by present and prospective shareholders, and a change in the Company's control and/or management.

TAXATION. Federal and state tax consequences will, in all likelihood, be major considerations in any business combination the Company may undertake. Typically, these transactions may be structured to result in tax-free treatment to both companies, pursuant to various federal and state tax provisions. The Company intends to structure any business combination so as to minimize the federal and state tax consequences to both the Company and the target entity. Management cannot assure that a business combination will meet the statutory requirements for a tax-free reorganization, or that the parties will obtain the intended tax-free treatment upon a transfer of stock or assets. A non-qualifying reorganization could result in the imposition of both federal and state taxes, which may have an adverse effect on both parties to the transaction..

BLUE SKY CONSIDERATIONS. Because the securities registered hereunder have not been registered for resale under the blue sky laws of any state, and the Company has no current plans to register or qualify its shares in any state, holders of these shares and persons who desire to purchase them in any trading market that might develop in the future, should be aware that there may be significant state blue sky restrictions upon the ability of new investors to purchase the securities. These restrictions could reduce the size of any potential market. As a result of recent changes in federal law, non-issuer trading or resale of the Company's securities is exempt from state registration or qualification requirements in most states. Accordingly, investors should consider any potential secondary market for the Company's securities to be a limited one.

ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         As the parent company of Hancock, Orion has replaced Hancock's auditors, Cohen & Kameny CPAs PLCC, and will use it own auditors, PriceWaterhouseCoopers, as the Company's principal independent accountant for the fiscal year ended December 31, 1999. Cohen & Kameny's report on Hancock's financial statements for the past fiscal year did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles. The Company's decision to use PriceWaterhouseCoopers and not Cohen & Kameny was approved by the Company's Board of Directors. There were no disagreements with Hancock's former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved would have caused Hancock's former accountant to make reference to the subject matter of the disagreement(s) in connection with its report.


ITEM 5.          OTHER EVENTS

Successor Issuer Election

Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, upon effectiveness of the Share Exchange, the Company became the successor issuer to Hancock for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective February 22, 2000.


ITEM 7.          FINANCIAL STATEMENTS

No financial statements are filed herewith. The Registrant is required to file financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

ITEM 8.          CHANGE IN FISCAL YEAR

Orion has a December 31 fiscal year end. The fiscal year end of Hancock is September 30. The Company will file a Transitional Report on Form 10-KSB, if required.

                                    EXHIBITS

2.1 Share Exchange Agreement between Orion Technologies, Inc. and the shareholders of Hancock Holdings Inc., dated February 17, 2000

3.1    Articles of Incorporation of Orion Technologies, Inc.

3.2    By-Laws of Orion Technologies, Inc.

16.1   Letter Re Change in Certifying Accountant

21.1   List of Subsidiaries of Orion Technologies, Inc.

*24.1  Consent of accountants

*27.1  Financial Data Schedule

-----------
*To be filed by amendment


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


ORION TECHNOLOGIES, INC.

By:           /s/
     ---------------------------
     A. Frans Heideman
     President

February 24, 2000